UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

SRM ENTERTAINMENT, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41768	32-0686534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(407) 230-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SRM	The Nasdaq Stock Market LLC
(The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 4, 2024, SRM Entertainment, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) at 1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477.

As of the close of business on November 6, 2024, the record date for the Annual Meeting (the “Record Date”), 13,876,477 shares of the Company’s common stock, par value $0.0001 (the “Common Stock”) were outstanding and entitled to vote. At the Annual Meeting, a total of 8,082,102 votes, comprised of shares of the Company’s Common Stock, equivalent to approximately 58.24% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The five nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Richard Miller	8,047,148	0	34,504	450
Douglas O. McKinnon	8,046,725	0	34,927	450
Hans Haywood	8,051,174	0	30,928	0
Gary Herman	8,011,718	0	69,934	450
Christopher Melton	8,050,966	0	30,686	450

2. The proposal to approve the Company’s 2024 Equity Incentive Plan was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,005,404	75,172	953	573

A copy of the Company’s 2024 Equity Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

3. The proposal to ratify the appointment of M&K CPAS, PLLC. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,050,651	2,805	28,196	450

4. The proposal, in a non-binding advisory vote, of the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC was approved as follows:

Votes For	Votes Against	Votes Abstained	Votes Abstained
8,028,640	51,828	1,177	457

5. The proposal to select the frequency of holding the stockholder advisory vote on the Company’s executive compensation once every three years was approved as follows:

Every Year	Once Every Two Years	Once Every Three Years	Votes Abstained	Broker Non-Votes
96,684	7,732	7,975,489	7	2,190

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
10.1	SRM Entertainment, Inc.’s 2024 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRM ENTERTAINMENT, INC.

Date: December 10, 2024	By:	/s/ Richard Miller
	Name:	Richard Miller
	Title:	Chief Executive Officer